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                                                                  EXECUTION COPY



                           AMENDMENT NO. 3 AND WAIVER

         This AMENDMENT NO. 3 AND WAIVER dated as of February 5, 2002 (this "Amendment and Waiver"), among Warnaco Inc., a Delaware corporation, as debtor and debtor in possession under chapter 11 of the Bankruptcy Code (the "Borrower"), The Warnaco Group, Inc. ("Group") and the Domestic Subsidiaries (as defined in the Credit Agreement referred to below) of Group, as debtors and debtors in possession under chapter 11 of the Bankruptcy Code (the "Subsidiary Guarantors" and, together with Group, the "Guarantors"), the Lenders (as defined in the Credit Agreement referred to below) party hereto and the Administrative Agent (as defined below) amends certain provisions of the Senior Secured Super-Priority Debtor In Possession Revolving Credit Agreement dated as of June 11, 2001, as amended by the Amendment and Waiver, dated as of August 27, 2001, and Amendment No. 2 dated December 21, 2001, in each case among the Borrower, Group and the Subsidiary Guarantors, the Lenders, the Issuers (as defined therein), Citibank, N.A., as administrative agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent"), and Salomon Smith Barney Inc., The Bank of Nova Scotia and J.P. Morgan Securities, Inc. as joint lead arrangers (such agreement, the "Credit Agreement").

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders, the Issuers and the Administrative Agent are parties to the Credit Agreement and, as of the date hereof, the undersigned Lenders constitute the Requisite Lenders;

         WHEREAS, the Borrower has requested, and the Requisite Lenders and the Administrative Agent have agreed, (a) to consent to the consummation of the Sale Transactions (as defined below) and the GJM Licensing Transaction (as defined below) on the terms provided for herein; and (b) to make certain amendments to the Credit Agreement as more fully set forth herein;

         WHEREAS, pursuant to Section 13.1 (Amendments, Waiver, Etc.) of the Credit Agreement, the consent of the Requisite Lenders is required to consent to the consummation of the Sale Transactions and to amend the provisions of the Credit Agreement as set forth herein;





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         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations herein set forth and other good and valuable consideration, the adequacy and receipt of which are hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Credit Agreement. In addition, the following terms shall have the following meanings:

                  "Bra Company Sale" means the disposition by Warnaco U.K. of all of its interest in The Bra Company SARL for a nominal sum to Mr. Driss Senoussi (or his designee) pursuant to that certain Framework Agreement to be entered into among Warnaco U.K., Mr. Driss Senoussi, The Bra Company SARL, Atlantic Group SA and Les Ateliers de Lingerie SARL.

                  "GJM Licensing Transaction" means the license of (a) the non exclusive right to design and manufacture sleepwear under the mark "WARNER'S" and (b) the exclusive right to sell the foregoing together with all other items of sleepwear as the licensors shall approve to Kohl's retails stores within the United States by the Borrower and Warnaco U.S., Inc. to Luen Thai Overseas Limited for a period of two years.

                  "GJM Sale" means the sale by (A) Warnaco (HK) Ltd ("Warnaco Hong Kong") of all of the equity interests directly or indirectly owned by it in the following subsidiaries: G.J.M. (H.K.) Manufacturing Ltd., Panyu GJM Shatou Manufacturing Ltd., GJM Lanka Manufacturing (Private) Ltd. and GJM (Philippines) Manufacturing, Inc. and (B) Warnaco Hong Kong, Warnaco and Warnaco U.K. of certain other specified assets relating to the women's intimate apparel and other apparel business of the GJM companies; in each case pursuant to and as described in that certain Stock and Asset Sale Agreement, dated as of December 21, 2001 (the "Stock and Asset Sale Agreement"), among Warnaco, Warnaco U.K., Warnaco Hong Kong and Luen Thai Overseas Limited.

                  "Izka Settlement Transactions" has the meaning set forth in Amendment No. 2 to the Credit Agreement dated as of December 21, 2001 among the Loan Parties, the Administrative Agent and the Requisite Lenders.

                  "Penhaligon's Sale" means the sale by (A) Mullion International Limited ("Mullion") of (1) all of the shares of capital stock of LMK Limited, (2) 41

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ordinary shares of capital stock of Penhaligon's & Jeavons Investment Co.
Limited (being 51% of its issued share capital), (3) 20,400 ordinary shares of capital stock of Mulmkion BV (being 51% of its issued share capital), (4) 50 ordinary shares of capital stock of Penhaligon's Pacific Limited (being 50% of its issued share capital) and (B) Mullion and Warnaco of certain other specified assets relating to the business of the Penhaligon's companies; in each case pursuant to and as described in that certain Agreement Relating to the Sale and Purchase of the Entire Issued Share Capital of LMK Limited and Shares in the Capital of Penhaligon's & Jeavons Investment Co. Limited, Mulmkion BV and Penhaligon's Pacific Limited, dated December 18, 2001, between Mullion and Royal Holdings, Inc.

                  "Prepetition Facility Amendment" means the letter consent and amendment No. 1 to the October 2000 Amendment Agreement to be dated on or about the date hereof and entered into by certain of the Lender Parties (as defined therein), Group and its Subsidiaries party thereto.

                  "Prepetition Secured Parties" means the Lender Parties and the Debt Coordinators, in each case as defined in the October 2000 Amendment Agreement.

                  "Sale Transactions" means, collectively, the Penhaligon's Sale, the GJM Sale and the Bra Company Sale.

                  "Warnaco U.K." means Warners (United Kingdom) Limited, a company incorporated in Northern Ireland with registered number NI 5449 and registered in England and Wales with number FC 14629.

         Section 2. Amendments to Credit Agreement. Effective as of the Effective Date and subject to the terms and conditions set forth herein, Section
7.1 of the Credit Agreement is hereby amended by inserting, immediately prior to the period at the end thereof, the following:

                  ; provided further, however, that any Subsidiary of any Loan Party which is inactive or dormant (meaning that on the date of determination and on a consolidated basis with its Subsidiaries, it has assets with an aggregate fair market value of less than $25,000 or had revenues of less than $25,000 during the most recent 12-month period) may be dissolved, so long as if such inactive or dormant Subsidiary is a Loan Party, all assets distributed upon dissolution shall be distributed to a Loan Party

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         Section 3.        Waiver and Consent.

                  (a) The Lenders constituting the Requisite Lenders hereby consent to the consummation of the Sale Transactions and the GJM Licensing Transaction and the repayment of any portion of any of the Covered Facilities (as defined in the October 2000 Amendment Agreement) with the net cash proceeds thereof received by Group or a Subsidiary thereof and, solely in connection therewith, hereby waive the application of the provisions of Sections 2.5, 2.9, 8.4 and 8.5 of the Credit Agreement; provided, that:

                           (i) Upon consummation of any Sale Transaction net cash proceeds thereof received by Group or a Subsidiary thereof shall first be applied to repay the Tranche A Loans to the extent the Borrowing Base is reduced by the consummation of such transactions; and

                           (ii) Any portion of such net cash proceeds of any Sale Transaction (other than the Bra Company
                                    Sale) received by Group or a Subsidiary
                                    thereof not used to repay:

                                    (A) the Tranche A Loans pursuant to clause
                                     (i) above, or

                                    (B) up to a maximum amount of $51,000 to General Electric Capital Corporation ("GECC"), pursuant to the order of the Bankruptcy Court dated January 17, 2002, in satisfaction of GECC's claim with respect to the assets subject to the GJM Sale, or

                                    (C) up to a maximum amount of
                                    'L'3,200,000 plus accrued interest and
                                    fees thereon to the European Revolver Agent
                                    (as defined below) in full and final
                                    satisfaction of all of Penhaligon's Ltd.
                                    obligations under the FF480,000,000
                                    Revolving Credit, Guarantee and Overdraft
                                    Agreement dated August 14, 1996, as
                                    supplemented by Supplement Agreement dated
                                    April 17, 1998 (and as further amended,
                                    supplemented or otherwise modified through the date hereof) among Warnaco, the other Loan Parties party thereto, the

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                                    Lender Parties party thereto and Societe
                                    Generale, as managing and administrative agent (the "European Revolver Agent").

         shall be deposited into a Cash Collateral Account (as defined in the Prepetition Facility Amendment) for the benefit of the Prepetition Secured Parties to be applied pursuant to the terms of the Prepetition Facility Amendment; provided, that no portion of such net cash proceeds shall be released from a Cash Collateral Account to any person until the date on which all Tranche B Obligations have been repaid in full and the Tranche B Commitments have been terminated; and

                  (b) The Lenders constituting the Requisite Lenders hereby consent to the repayment of any portion of any of the Covered Facilities with the net cash proceeds of the Izka Settlement Transactions and, solely in connection therewith, hereby waive the application of the provisions of Sections 2.5, 2.9, 8.4 and 8.5 of the Credit Agreement; provided, that all net cash proceeds of the Izka Settlement Transactions to which Group or any Subsidiary thereof is entitled shall be deposited into the Cash Collateral Account (as defined in the Prepetition Facility Amendment) for the benefit of the Prepetition Secured Parties to be applied pursuant to the terms of the Prepetition Facility Amendment; provided, that no portion of such net cash proceeds shall be released from the Cash Collateral Account to any person until the date on which the Tranche B Commitments have been reduced to zero and have been terminated;

                  (c)      The Lenders constituting the Requisite Lenders:

                           (i)      hereby waive the application of Section
                                    11.10 of the Credit Agreement solely with respect to the Sale Transactions and the GJM Licensing Transaction so far as such provision requires the repayment of the Obligations with the Net Cash Proceeds from the sale of any asset prior to the release by the Administrative Agent of its lien thereon;

                           (ii) together with the Administrative Agent, (A) pursuant to Section 11.10 and 13.1 of the Credit Agreement, and (B) solely upon receipt of evidence satisfactory to the Administrative Agent that net cash proceeds of the

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                                    subject Sale Transaction have been deposited
                                    into the Cash Collateral Account or
                                    otherwise applied as provided for herein, release the Collateral as necessary to effect the applicable Sale Transaction, from the security interest granted under the Credit Agreement by the applicable Loan Party, and the Lenders constituting the Requisite Lenders direct the Administrative Agent to execute such termination agreements or similar instruments satisfactory to it as may be necessary to effect the Sale Transactions; and

                           (iii) together with the Administrative Agent, (A) pursuant to Section 11.10 and 13.1 of the Credit Agreement and (B) solely in connection with the dissolution of any inactive or dormant Subsidiary in accordance with Section 7.1 of the Credit Agreement (as hereby amended), agree to release such inactive or dormant Subsidiary from the Loan Documents to which it is a party and release any Collateral then owned by such inactive or dormant Subsidiary from the security interest granted under the Credit Agreement by such Subsidiary or in respect of such Subsidiary's capital stock in accordance with the terms of the Loan Documents.

         Section 4. Sale and Purchase Agreements. The Administrative Agent hereby acknowledges for the purposes of Section 7.16 of the Credit Agreement that the sale and purchase agreements relating to the GJM Sale and the Penhaligon's Sale previously provided to the Administrative Agent are satisfactory.

         Section 5. Conditions Precedent to the Effectiveness of this Amendment and Waiver. This Amendment and Waiver shall become effective as of the date when the following conditions precedent have been satisfied (the "Effective Date"):

                  (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, all of which shall be in form and substance satisfactory to the Administrative
         Agent:

                           (i) in sufficient executed copies for each of the Lenders, this Amendment and Waiver executed by the Bor-

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                                    rower, the Guarantors and the Lenders
                                    constituting the Requisite Lenders;

                            (ii) evidence satisfactory to the Administrative Agent that the Prepetition Facility Amendment is in full force and effect; and

                            (iii) a copy of the order of the Bankruptcy Court dated January 17, 2002 approving the GJM Sale.

                  (b) Representations and Warranties. Each of the representations and warranties made by the Borrower or any Guarantor in or pursuant to the Credit Agreement and the other Loan Documents to which the Borrower or any Guarantor is a party or by which the Borrower, or any Guarantor is bound, shall be true and correct in all material respects, after giving effect to the terms of this Amendment and Waiver, on and as of the Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

                  (c) No Events of Default. No Event of Default or Default shall have occurred and be continuing on the Effective Date after giving effect to the terms of this Amendment and Waiver.

         Section 6. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the terms of this Amendment and Waiver,
(x) no Event of Default or Default under the Credit Agreement shall have occurred and be continuing and (y) all of the representations and warranties of the Loan Parties contained in Article IV of the Credit Agreement and in any other Loan Document continue to be true and correct as of the date of execution hereof in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document which expressly speak as of a different date).

         Section 7. Costs and Expenses. The Borrower agrees to pay on demand in accordance with the terms of Section 13.3 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and Waiver and all other Loan Documents entered into in connection herewith, including the reasonable fees, expenses and disbursements of Weil, Gotshal & Manges LLP, counsel for the Administrative Agent with respect thereto.

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         Section 8.       Reference to and Effect on the Loan Documents.

                  (a) Upon the effectiveness of this Amendment and Waiver, on and after the date hereof, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in each other Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.

                  (b) Except as specifically amended hereby, all of the terms of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

                  (c) The execution, delivery and effectiveness of this Amendment and Waiver shall not, except as expressly provided herein, operate as a amendment or waiver of any right, power or remedy of any Lender, any Issuer or the Administrative Agent under the Credit Agreement or any of the Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the Loan Documents.

                  (d)      This Amendment and Waiver is a Loan Document.

         Section 9. Titles. The Section titles contained in this Amendment and Waiver are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         Section 10. Execution in Counterparts. This Amendment and Waiver may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement.

         Section 11. Notices. All communications and notices to the Administrative Agent hereunder shall be given as provided in the Credit Agreement.

         Section 12. Severability. If any term or provision set forth in this Amendment and Waiver shall be invalid or unenforceable, the remainder of this Amendment and Waiver, or the application of such terms or provisions to persons or circumstances, other than those to which it is held unenforceable, shall not in any way be affected or impaired thereby.


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         Section 13. Successors. The terms of this Amendment and Waiver shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors or assigns.

         Section 14. Governing Law. This Amendment and Waiver shall be interpreted, and the rights and liabilities of the parties determined, in accordance with the internal law of the State of New York.

                            [SIGNATURE PAGES FOLLOW]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 WARNACO INC.
                                 as Borrower

                                 By: /s/ Stanley P. Silverstein
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 CITIBANK, N.A.,
                                 as Administrative Agent

                                 By: /s/ Brenda M. Cotsen
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 Lenders

                                 CITIBANK, N.A.,
                                 as a Lender

                                 By: /s/ Brenda M. Cotsen
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 THE BANK OF NOVA SCOTIA,
                                 as a Lender

                                 By: /s/ Olivia L. Braun
                                    -------------------------------------------
                                    Name: Olivia L. Braun
                                    Title: Director


                                 THE CHASE MANHATTAN BANK,
                                 as a Lender

                                 By: /s/ Houston A. Stebbins
                                    -------------------------------------------
                                    Name: Houston A. Stebbins
                                    Title: Managing Director



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                                 GENERAL ELECTRIC CAPITAL
                                 CORPORATION,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 THE CIT GROUP/COMMERCIAL
                                 SERVICES, INC.,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 SOCIETE GENERALE,
                                 as a Lender

                                 By: /s/ Harry T. Nullet
                                    -------------------------------------------
                                    Name: Harry T. Nullet
                                    Title: Director


                                 FLEET NATIONAL BANK,
                                 as a Lender

                                 By:  /s/ Ralph C. Palmer
                                    -------------------------------------------
                                    Name:  Ralph C. Palmer
                                    Title: SVP


                                 THE BANK OF NEW YORK,
                                 as a Lender

                                 By: /s/ Richard P. Hebner
                                    -------------------------------------------
                                    Name: Richard P. Hebner
                                    Title: Vice President


                                 FIRST UNION NATIONAL BANK,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:



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                                 HELLER FINANCIAL, INC.,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 TEXTRON FINANCIAL CORPORATION,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 GOLDMAN SACHS CREDIT PARTNERS
                                 L.P.,
                                 as a Lender

                                 By:  /s/ David Sabath
                                    -------------------------------------------
                                    Name:  David Sabath
                                    Title: Authorized Signatory


                                 BANK OF SCOTLAND,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 THE PROVIDENT BANK,
                                 as a Lender

                                 By:
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 SPECIAL SITUATIONS INVESTING GROUP,
                                 INC.,
                                 as a Lender

                                 By: /s/ James R. Book
                                    -------------------------------------------
                                    Name: James R. Book
                                    Title: Vice President




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                 CONSENT, AGREEMENT AND AFFIRMATION OF GUARANTY

                  Each of the undersigned Guarantors hereby consents to the terms of the foregoing Amendment and Waiver in its capacity as a guarantor under the Credit Agreement and agrees that the terms of such agreement shall not affect in any way its obligations and liabilities under its guaranty, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                                 THE WARNACO GROUP INC.,
                                 as a Guarantor

                                 By: /s/ Stanley P. Silverstein
                                    -------------------------------------------
                                    Name:
                                    Title:

                                 184 BENTON STREET INC.
                                 A.B.S. CLOTHING COLLECTION, INC.
                                 ABBETVILLE MANUFACTURING COMPANY
                                 AEI MANAGEMENT CORPORATION
                                 AUTHENTIC FITNESS CORPORATION
                                 AUTHENTIC FITNESS ON-LINE, INC.
                                 AUTHENTIC FITNESS PRODUCTS INC.
                                 AUTHENTIC FITNESS RETAIL INC.
                                 BLANCHE INC.
                                 CCC ACQUISITION CORP.
                                 CCC ACQUISITION REALTY CORP.
                                 C.F. HATHAWAY COMPANY
                                 CALVIN KLEIN JEANSWEAR COMPANY
                                 OKI HOLDINGS, INC.
                                 OKI SOURCING, INC.
                                 DESIGNER HOLDINGS LTD.
                                 JEANSWEAR HOLDINGS, INC.
                                 KAIJAY MANUFACTURING COMPANY
                                 MYRTLE AVENUE, INC.
                                 OUTLET HOLDINGS, INC.
                                 OUTLET STORES, INC.
                                 RIO SPORTSWEAR, INC.
                                 USERTECH PRODUCTS, INC.
                                 VENTURES LTD.
                                 WARMANA LIMITED
                                 WARNACO INTERNATIONAL INC.




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                                                                    SCHEDULE 5.2


                                 WARNACO MEN'S SPORTSWEAR INC.
                                 WARNACO PUERTO RICO, INC.
                                 WARNACO SOURCING INC.
                                 WARNACO U.S., INC.
                                 WARNACO VENTURES LTD.
                                 WARNER'S DE COSTA RICA INC.
                                 WARNACO INTERNATIONAL, L.L.C.

                                 as Guarantors


                                 By: /s/ Stanley P. Silverstein
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 GREGORY STREET, INC.
                                 as a Guarantor


                                 By: /s/ Stanley P. Silverstein
                                    -------------------------------------------
                                    Name:
                                    Title:


                                 PENHALIGON'S BY REQUEST, INC.
                                 As a Guarantor


                                 By:  /s/ Linda Weinberger
                                    -------------------------------------------
                                    Name:
                                    Title: